Supplement Dated February 28, 1997
          to the Prospectus Dated May 1, 1996 for The Guardian Investor


                 Individual Deferred Variable Annuity Contracts
              Group Unallocated Deferred Variable Annuity Contracts


The following supplemental information should be read in conjunction with the Prospectus dated May 1, 1996 for the Individual Deferred Variable Annuity Contracts and Group Unallocated Deferred Variable Annuity Contracts issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account D and marketed under the name "The Guardian Investor".

       Effective February 28, 1997, The Guardian Real Estate Account is no longer available for allocation of net premium payments or transfers of contract values. Transfers from the Real Estate Account to any Investment Division or to the Fixed-Rate Option may continue to be made, but are subject to the restrictions set forth in the Prospectus.

       This Supplement should be retained with the Prospectus for future reference.